UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

(Date of Report: Date of earliest event reported)

December 20, 2010

LEGACY WINE & SPIRITS INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

         Nevada                                 000-26593                                 91-1963840

(State or other jurisdiction Incorporated) (Commission File No.)   (I.R.S Employer Identification No.)

           1802 Goya Street, Jonquiere, Quebec                             G7Z 1C3

     (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:

1 888 488 6882

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 8, 2010 the Registrant agreed to issue 4,078,800 restricted shares of Legacy Wine & Spirits International Ltd. common stock in satisfaction of $203,940 owed to two (2) debtors.  The issuance price of the common stock was $0.05 per share as agreed between the debtors and Legacy Wine & Spirits International Ltd.  The foregoing issuance of common stock was made in reliance upon an exemption from registration requirements provided under Regulation D under the Securities Act of 1933. The list of debtors and the agreement accepted by each of the two (2) debtors for the conversion of debt to shares are attached hereto as Exhibit 10.05.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On December 20, 2010, the Registrant accepted the resignation of Christopher Scheive as Secretary, Treasurer, Director and Chief Financial Officer of the Registrant. The resignation was not motivated by a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On December 20, 2010 Matt Kelly, an American businessman, based in New York U.S.A., joined the Board of Directors and was appointed Secretary, Treasurer and Chief Financial Officer of the Registrant.

On December 20, 2010 Jaclyn Cruz, an American businesswoman, based in New York U.S.A., a current member of the Board of Directors was confirmed as President and Executive Officer of the Registrant.

As of December 20, 2010, the Directors and Officers of the Registrant are:

Jaclyn Cruz – Director, President and Chief Executive Officer.

Matt Kelly  – Director, Secretary, Treasurer and Chief Financial Officer.

SECTION 8 - OTHER EVENTS

ITEM 8. 01 – Other Events

Effective December 20, 2010, the Company has relocated

its administrative offices to the State of New York:

New Address:

Corporate Offices

35 South Ocean Avenue

Patchogue, NY, 11772

Fax – 1 888 265 0498

Phone – 1 888 488 6882

SECTION 9 -  EXHIBITS.

(c)  Exhibits

10.01:  Resignation letter for Christopher Scheive.

10.02:  Consent to Act as a Director for Matt Kelly.

10.03:  Consent to Act as an Officer for Matt Kelly.

10.04:  Consent to Act as an Officer for Jaclyn Cruz.

10.05:  Shares for debt agreement.

10.06:  Shares for debt agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Legacy Wine & Spirits International Ltd.

DATED:  December 20, 2010

/s/: Jaclyn Cruz

By:       Jaclyn Cruz, President